UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2008
TAL INTERNATIONAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-126317	20-1796526
(Commission File Number)	(IRS Employer Identification No.)
100 Manhattanville Road
Purchase, New York 10577-2135
(Address of Principal Executive Offices, including Zip Code)
Telephone: (914) 251-9000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
TAL Advantage II LLC (“TALAII”), an indirect wholly owned subsidiary of TAL International Group, Inc, increased the size of its Asset Backed Credit Facility and extended the revolving period by an additional year. The total commitment under the Asset Backed Credit Facility was increased from $150 million to $225 million. The interest rate was increased to 1.50% over LIBOR during the initial revolving period. If the facility is not refinanced or renewed prior to June 30, 2010, the interest rate will increase further and the facility will convert to a term facility and amortize in equal monthly installments through June 2018.
The foregoing description is qualified in its entirety by the terms of the Second Supplemental Indenture dated September 15, 2008 to the Indenture dated March 27, 2008 between TALAII,. and U.S. Bank National Association, as Indenture Trustee (the “Trustee”), and Amendment No. 1 dated September 15, 2008 to the Series 2008-1 Note Purchase Agreement dated March 27, 2008 by and among TALAII, the Trustee, Fortis Capital Corp., the other purchasers party thereto from time to time and the other parties named therein which have been filed as Exhibits 10.62 and 10.63 to this Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description set forth above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	10.62	Second Supplemental Indenture dated September 15, 2008 between TAL Advantage II LLC and U.S. Bank National Association, as Indenture Trustee to the Indenture dated March 27, 2008.

10.63
Amendment No. 1 dated September 15, 2008 to Series 2008-1 Note Purchase Agreement, Dated March 27, 2008 by and among TAL Advantage II LLC, U.S. Bank National Association, as Indenture Trustee, Fortis Capital Corp., the other purchasers party thereto from time to time and the other parties named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.
Dated: September 18, 2008	By:	/s/ Jeffrey Casucci
		Name:	Jeffrey Casucci
		Title:	Vice President and Treasurer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
10.62	Second Supplemental Indenture dated September 15, 2008 between TAL Advantage II LLC and U.S. Bank National Association, as Indenture Trustee to the Indenture dated March 27, 2008.

10.63
Amendment No. 1 dated September 15, 2008 to Series 2008-1 Note Purchase Agreement, Dated March 27, 2008 by and among TAL Advantage II LLC, U.S. Bank National Association, as Indenture Trustee, Fortis Capital Corp., the other purchasers party thereto from time to time and the other parties named therein.